                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 OCTOBER 3, 2000
                                (Date of Report)



                                NEORX CORPORATION
       ------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WASHINGTON                      0-16614                    91-1261311
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
      of Incorporation)                                         Identification No.)

            410 WEST HARRISON STREET, SEATTLE, WASHINGTON 98119-4007

   (Address of principal executive offices)                 (Zip Code)

                                 (206) 281-7001
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

       The Company has initiated Phase III clinical trials of its Skeletal Targeted Radiotherapy (STR) for the treatment of multiple myeloma.

       See Exhibit 99.1 for additional information.

ITEM 7. EXHIBITS

99.1   Press release dated October 2, 2000

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEORX CORPORATION



Dated:  October 3, 2000                 By /s/ RICHARD L. ANDERSON
                                           -------------------------------------
                                           Richard L. Anderson
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX

        Exhibit No.
        -----------
        99.1   Press Release dated October 2, 2000